Exhibit 10.10

AMENDMENT NO. 1

TO

MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 1, made as of September 29, 2005 (“Amendment No. 1”), by and between BEAR STEARNS MORTGAGE CAPITAL CORPORATION (the “Buyer”) and TABERNA REALTY HOLDINGS TRUST (the “Seller”).

R E C I T A L S

WHEREAS, Buyer and Seller have previously entered into a Master Repurchase Agreement dated as of May 31, 2005 (the “Agreement”); and

WHEREAS, Buyer and Seller desire to make certain modifications to the Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment No. 1 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

(b) “Guarantor”, Taberna Realty Finance Trust, a [                        ] corporation.

(c) “Guaranty”, the guaranty of Guarantor in the form attached hereto as Exhibit A.

Section 2. Conditions Precedent. Buyer shall receive from Seller, simultaneously with the effectiveness of this Amendment No. 1, the Guaranty.

Section 3. Events of Default; Events of Termination. Paragraph 11(1) of the Agreement is hereby added to Section 11 of the Agreement as follows:

(1) The following events shall constitute events of termination (each an “Event of Termination”) with respect to Seller:

(i)	An Act of Insolvency occurs with respect to Guarantor or any controlling entity thereof;

(ii)	Guarantor shall have failed to comply in any material respect with its obligations under the Guaranty;

(iii)	The Guaranty shall have been determined by Buyer in its reasonable business judgment to be unenforceable; or

(iv)	Guarantor shall have terminated the Guarantee in accordance with its provisions and a replacement guarantor satisfactory to Buyer has not been appointed.

(m) If an Event of Termination occurs with respect to Seller, at the option of Buyer, exercised by written notice to Seller, the Repurchase Date for any or all Transactions shall be deemed to immediately occur.

Section 4. Paragraph 21(b) of the Agreement is hereby deleted in its entirety and is replaced as follows:

(b) This Agreement as amended hereby and all outstanding Transactions shall terminate automatically without any requirement for notice on July 31, 2006; provided, however, that the Agreement as amended hereby and any outstanding Transaction may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

Section 5. Expenses. Each party hereto shall pay its own expenses in connection with this Amendment No. 1.

Section 6. Governing Law. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

Section 7. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 1.

Section 8. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 9. Ratification and Confirmation. As amended by this Amendment No. 1, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

IN WITNESS WHEREOF, Buyer and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

By:	/s/ DAVID S. MARREN
Title:	Senior Vice President
Date:	9/29/05

TABERNA REALTY HOLDINGS TRUST

By:	/s/ RAPHAEL LICHT
Title:	Secretary
Date:	9/29/05

EXHIBIT A

FORM OF GUARANTEE

[to be delivered as PDF file]

B-1